Exhibit 10.6

GUGGENHEIM CORPORATE FUNDING, LLC

135 E. 57th Street, 6th Floor

New York, New York 10022

June 26, 2012

Energy & Exploration Partners, LLC

100 Throckmorton, Suite 1700

Fort Worth, TX 76102

Attn: Hunt Pettit

Re: Equity Kicker

Gentlemen:

1. This is the Equity Kicker Letter (this “Agreement”) defined and referred to in that certain Credit Agreement dated of even date herewith by and among Energy & Exploration Partners, LLC (“Borrower”), Guggenheim Corporate Funding, LLC, as Administrative Agent (“Administrative Agent”) for the lenders from time to time party thereto (the “Lenders”), and the Lenders (as such Credit Agreement is from time to time amended, supplemented, restated or otherwise modified, the “Credit Agreement”). Capitalized terms used herein, but not defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

2. As partial consideration for the respective Commitment of each Lender, so long as any of the Obligations are outstanding (other than customary indemnity obligations with respect to which no amounts are currently due), Borrower agrees to, and shall cause each Subsidiary to, convey to Administrative Agent for the pro-rata benefit of the Lenders an overriding royalty interest (the “ORI”) in each lease now owned (as more particularly described on Exhibit A hereto) or hereafter acquired by Borrower, other than as set forth in Paragraph 9(a)(iv), in the Eaglebine Area (as defined in the Credit Agreement) as to all depths (the “Leases”), subject to Paragraph 9 below. The ORI shall be comprised of:

(a) until the Total Return Date (defined below), an overriding royalty interest equal to the Applicable ORI Percentage (defined below), proportionately reduced to Borrower’s and its Subsidiaries’ working interest in the Leases; and

(b) upon the Total Return Date, the ORI granted in clause (a), above, shall be automatically reduced to an overriding royalty interest equal to the TRD ORI Percentage, proportionately reduced to Borrower’s and its Subsidiaries’ working interest in the Leases.

Upon repayment in full of the Obligations (other than customary indemnity obligations with respect to which no amounts are currently due), Borrower shall have no further obligation to grant or convey, and neither Administrative Agent nor any Lender shall be entitled to, any further conveyance of ORI, other than as may have been earned hereunder on or prior to the date of such repayment.

For the purpose of this Agreement, the following terms used herein shall have the following meanings:

“Applicable ORI Percentage” means, on any date, the lesser of (a) an undivided five percent (5%) and (b) an amount equal to (i) an undivided five percent (5%) multiplied by (ii) the Total Funded Wells (defined below) on such date divided by twelve (12).

June 26, 2012

“Default Interest” any interest paid by Borrower with respect to the Obligations in excess of the amount set forth in Section 2.6(a) of the Credit Agreement as result of interest being paid at the Default Rate.

“Internal Rate of Return” means the discount rate at which the net present value of outflows of funds from a Person and inflows of funds to a Person equals zero, calculated for each such outflow from the date such outflow was made. A Person’s Internal Rate of Return shall be calculated pursuant to the Excel function known as “XIRR” on the basis of the actual number of days elapsed over a 365 or 366-day year, as the case may be.

“Total Funded Wells” means the lesser of (a) twelve (12) wells and (b) the number of wells with respect to which the Lenders have funded their share of drilling and completion expenditures set forth in Sections 2.2(a)(B), 2.2(b)(A), 2.2(b)(B) and 2.2(b)(C) of the Credit Agreement; provided, however, for the purposes of this definition (i) in the event Borrower does not make a Well Set Approval Request for Well Set 2 or Well Set 3 prior to the Advance Period Expiration Date, all such wells in each such Well Set shall be treated as having been funded by the Lenders, (ii) in the event the Required Lenders approved a Well Set and Borrower does not provide the Lenders the opportunity to make an Advance for any or all of the wells in such Well Set, each such well shall be treated as having been funded by the Lenders, and (iii) in the event Borrower makes a Well Set Approval Request for Well Set 2 and the Required Lenders do not approve such Well Set Approval Request, then no wells in Well Set 2 or Well Set 3 shall be treated as having been funded by the Lenders.

“Total Return Date” means the date on which (i) all payments applied against the Principal Obligations when received by the Lenders in respect of the Loans as provided in the Credit Agreement plus (ii) all payments applied against the accrued interest (excluding Default Interest) when received by the Lenders in respect of the Obligations as provided in the Credit Agreement plus (iii) all amounts received by the Lenders as Facility Fees as provided in the Credit Agreement and the Fee Letter plus (iv) all proceeds received by the Lenders (or any assignee thereunder) from the ORIs provide the Lenders a thirty-two and one-half percent (32.5%) Internal Rate of Return on invested capital.

“TRD ORI Percentage” means on and after the Total Return Date, (i) one-half percent (0.5%) multiplied by (ii) the Total Funded Wells on the Total Return Date divided by twelve (12).

3. All of such ORI conveyances described in Paragraph 2 of this Agreement shall be (a) substantially in the form of Exhibit B attached hereto, (b) effective as of June 1, 2012, as to such Leases presently owned by Borrower and its Subsidiaries, and as to any future Leases, as of the effective date under which Borrower or its Subsidiary, as applicable, acquires such Leases and (c) executed by Borrower and its Subsidiaries, as applicable, and delivered to Administrative Agent (in the number of counterparts as requested by Administrative Agent) contemporaneously herewith as to such Leases presently owned by Borrower and its Subsidiaries and hereafter, on any Collateral Addition Date.

4. Upon each increase in the number of Total Funded Wells (as described in the definition of “Total Funded Wells”), Borrower or its Subsidiary, as applicable, will convey to Administrative Agent such additional quantum of the overriding royalty interest in the Leases then owned so that the ORI is equal to the Applicable ORI Percentage. Upon the occurrence of the Total Return Date, Administrative Agent will reconvey to Borrower such quantum of the ORI so that the ORI is reduced to the TRD ORI Percentage.

June 26, 2012

5. Borrower shall pay or reimburse Administrative Agent and/or the Lenders for the reasonable cost and expense of preparation and recording all such conveyances made pursuant to this Agreement.

6. All obligations of Borrower and its Subsidiaries hereunder shall survive repayment of the Obligations evidenced by the Credit Agreement. It is the intention of the parties hereto that the obligations under this Agreement not be construed as violating any applicable law regarding the rule against perpetuities, the suspension of the absolute power of alienation, or other rules regarding the vesting or duration of estates, and this Agreement shall be construed as not violating any such applicable law to the extent the same can be so construed consistent with the intent of the parties. In the event, however, that any provision hereof is determined to violate any such applicable law, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by any such applicable law that will result in no violation. To the extent such maximum period is permitted to be determined by reference to “lives in being”, Borrower and Administrative Agent for itself and on behalf of the Lenders agree that “lives in being” shall refer to the lifetime of the last to die of the now living lineal descendants of the late Joseph P. Kennedy (the father of the late President of the United States of America).

7. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to laws that would direct the application of the laws of another jurisdiction.

8. Drag/Tag Rights On of After the Total Return Date.

(a) At any time on or after the Total Return Date, on or before ten (10) days prior to the date on which Borrower proposes to sell, assign, transfer, or convey all or any portion of the Leases to a third person, Borrower shall send to Administrative Agent written notice thereof, which notice shall contain the unadjusted purchase price that the third party proposes to pay for such Leases (or portion thereof) and allocation of the purchase price the third party assigns to the ORI. In such notice Borrower may elect to cause Administrative Agent and Lenders to join in any such sale, assignment, transfer, or conveyance, subject to Paragraph 8(c). If Borrower does not so elect, Administrative Agent shall, for a period of ten (10) days thereafter, have the right to elect in writing to join in any such transaction. Failure of Administrative Agent to so elect shall be conclusively deemed to have elected not to join in any such transaction.

(b) If Borrower elects to cause Administrative Agent and the Lenders to join in such transaction or if Administrative Agent, on behalf of the Lenders, elects to join in any such transaction, Administrative Agent, on behalf of the Lenders, shall be entitled to a portion of the proceeds of such transaction equal to the allocation of the purchase price the third party purchaser assigns to the ORI, subject to Paragraph 8(c)

(c) In the event that Borrower elects to cause Administrative Agent and Lenders to join in any such sale, assignment, transfer, or conveyance and Administrative Agent does not agree with the allocation of the purchase price the third party purchaser assigns to the ORI and/or does not agree that the assigned purchase price represents the reasonable fair market value of the

June 26, 2012

ORI, Administrative Agent may refer the dispute to RBC Richardson Barr, Scotia Waterous, Jefferies Randall & Dewey or, if none of these firm is able or willing to serve, a nationally-recognized independent oil and gas advisory firm mutually acceptable to both Administrative Agent and Borrower (the “Appraiser”), for review and final determination by arbitration. The Appraiser’s determination shall be made within fifteen (15) Business Days after submission of the matters in dispute and shall be final and binding on Borrower and Administrative Agent, without right of appeal. In determining the appropriate allocation of the purchase price and/or whether the assigned purchase price represents the reasonable fair market value of the ORI, the Appraiser shall be bound by the terms of this Agreement and the terms of the ORI; provided, however, that, except as specifically set forth in this Paragraph 8(c), the Parties do not intend to impose any particular procedures upon the Appraiser, it being the desire and direction of the Parties that any such disagreement shall be resolved as expeditiously and inexpensively as is reasonably practicable. The Appraiser shall act as an expert for the limited purpose described in this Paragraph 8(c), and may not award damages, interest or penalties to any person with respect to any matter. Borrower and Administrative Agent shall bear their own legal fees and other costs of presenting its case. Borrower shall bear one half and Administrative Agent shall bear one half of the costs and expenses of the Appraiser. Notwithstanding anything to the contrary herein, in no event shall Administrative Agent be required to accept a purchase price for the ORI that is less than the reasonable fair market value of the ORI (as determined by the Appraiser).

(d) Notwithstanding anything to the contrary herein, the foregoing rights shall not apply to:

(i) a mortgage, pledge, hypothecate, or grant of a security interest in all or any portion of the Subject Assets (including assignments of production executed as a further security for the debt);

(ii) the grant of an overriding royalty interest, net profits interests, or production payment; or

(iii) disposal of the Leases by (A) merger, reorganization, consolidation, change of control (including a sale of stock or interests); (B) transfer of an interest to an Affiliate; or (C) conveyance due to a non-consent election under any joint operating agreement, unit agreement, unit operating agreement, or similar agreement.

(e) This Section 8 shall be a covenant running with the Leases and the lands covered thereby and shall be binding upon Borrower, Administrative Agent, and the Lenders, and their respective successors and assigns.

9. Certain Transfers.

(a) It is the intent of the Parties that Borrower and its Subsidiaries may, in certain cases, sell, swap, exchange, assign, convey, transfer, or otherwise dispose of (a “Transfer”) Leases to a third person free of the burden of the ORI and with proportionate reduction of the ORI to the interests retained by Borrower and its Subsidiaries. In connection with the foregoing:

(i) With respect to a Transfer of the Leases marked with a number sign (#) on Schedule 4.13 to the Credit Agreement (the “Group 1 Leases”), the ORI shall not burden the Leases (or interests therein) Transferred, or to be Transferred, to a third party, and the ORI shall not be proportionately reduced to the percentage interest in the applicable Leases retained by Borrower and its Subsidiaries;

June 26, 2012

(ii) With respect to a Transfer of any Lease (or portion thereof) to Halcon Energy Properties, Inc. (f/k/a RWG Energy, Inc.) (“Halcon”) or its Affiliates, other than a Group 1 Lease, whether pursuant to the Eaglebine Agreement or any other agreement (whether or not now in existence) with Halcon and its Affiliates that is similar to the Eaglebine Agreement, the ORI shall not burden the Leases (or interests therein) Transferred and, except with respect to any Lease owned by Borrower or any Subsidiary on the date of this Agreement that is not subject to the Eaglebine Agreement, the ORI shall be proportionately reduced to the percentage interest therein retained by Borrower and its Subsidiaries.

(iii) With respect to a Transfer of any Lease (or portion thereof), other than (A) the Transfer of a Group 1 Lease or (B) the Transfer of any Lease (or interest therein) to Halcon or its Affiliates as described in Paragraphs 9(a)(ii) and 9(a)(iv), the ORI shall not burden the Leases (or interests therein) Transferred, or to be transferred, and the ORI shall be proportionately reduced to percentage interests therein retained by Borrower and its Subsidiaries; provided, however, that, (y) until the occurrence of the Total Return Date, the ORI shall not be reduced to less than 2.5% of 8/8ths and (z) on and after the occurrence of the Total Return Date, the ORI shall not be reduced to less than 0.25% of 8/8ths. For the avoidance of doubt, in no event shall any ORI that has been proportionately reduced pursuant to Paragraph 9(a)(ii) be proportionately reduced pursuant to this Paragraph 9(a)(iii).

(iv) Notwithstanding anything to the contrary herein, the ORI shall not burden, or be conveyed or conveyable with respect to, any Lease or other interest acquired with funds advanced by Halcon or its Affiliates, but shall be conveyed as to any wellbore interests in such Leases owned by Borrower or its Subsidiaries while any of the Obligations are outstanding (other than customary indemnity obligations with respect to which no amounts are currently due).

(b) Each Party shall, without further consideration, and promptly upon request, execute such documents and instruments as may be reasonably requested by the other Party (or, with respect to Borrower and its Subsidiaries, any purchaser of the applicable Leases or real property rights (or interests therein)), to effectuate the provisions of this Agreement (including Paragraph 9 hereof).

10. Except with respect to the Transfer of all of Borrower’s or any Subsidiary’s interest in a Lease, no Transfer of a Lease shall relieve Borrower or such Subsidiary of liability for any payments to be made with respect to the ORI burdening the portion (if any) of such Lease retained by Borrower.

11. Please confirm your agreement with the terms of this Agreement by signing and returning to Administrative Agent an executed counterpart of this Agreement.

[Signature page(s) attached]

Very truly yours,

GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ William Hagner
Name:	William Hagner
Title:	Senior Managing Director

Signature Page to Equity Kicker Letter

ACCEPTED AND AGREED TO as of
the date first above written:

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company, as Borrower

By:	/s/ Hunt Pettit
Hunt Pettit
President, Secretary and Treasurer

Signature Page to Equity Kicker Letter

EXHIBIT A

LEASES

EXHIBIT A

GRIMES CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Will D. Smith Company, Inc.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/20/2011	00241493 RP	1371	626

Doyle Lyle Smith and wife, Jody Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/20/2011	00241494 RP	1371	630

Tex Bar Ranch, LTD., Billy Wayne Thomas, Managing Partner	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/20/2011	00244960 RP	1391	272

Serena Midkiff	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/7/2011	00245090 RP	1392	7

Lee R. Kaiser	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/16/2011	00244944 RP	1391	240

Dahlia G.Fitzsimmons	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/19/2011	00244957 RP & 00249943 RP	1391 & 1417	266 & 564

Bobbi Thompson Hoover	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/31/2011	00244945 RP	1391	242

Jason Heath Thompson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/31/2011	00244943 RP	1391	238

EXHIBIT “A” Page 1 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Lee David Thompson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/6/2011	00244942 RP & 00249691 RP	1391 & 1416	236 & 25

Will D. Smith Co. Inc., Bryce H. Smith, as President	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/31/2011	00243197 RP	1381	747

Thomas W. Blake Trust, Bill Patterson, Managing Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/27/2012	00249247 RP	1413	500

Covington, Paul and Vivian	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/14/2011	00244022RP	1386	666

Stuart F. Williamson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/31/2011	00244936 RP	1391	222

Dorthy Prince Robinson Living Trust, dated 6/17/1997, Dorothy Prince Robinson, Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/22/2011	00244786 RP	1390	448

George Finch and wife, Doretta J. Finch	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/30/2012	00249449 RP	1414	473

Patrick J. Wagner	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/15/2012	TBD	TBD	TBD

EXHIBIT “A” Page 2 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Colin T. Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/15/2011	00244955 RP	1391	262

Ralph E. Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/18/2011	00244956 RP	1391	264

Robert N. Smith, dealing in his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/18/2011	00244954 RP	1391	260

William Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/16/2011	00244953 RP	1391	258

Kathleen Poe	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/18/2011	00244952 RP	1391	256

Yoshiko Suzuki Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/15/2011	00244951 RP	1391	254

Mary Beth Fetzer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/25/2011	00244948 RP	1391	248

Sheri E. Dinehart	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/29/2011	00244947 RP	1391	246

EXHIBIT “A” Page 3 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Robin Smith Fredrickson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/29/2011	00244946 RP	1391	244

Dorothy Shepard	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/25/2011	00247455 RP	1404	341

Barbara B. Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/21/2011	00247650 RP	1405	472

Montgomery McClendon	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/5/2011	00247453 RP	1404	337

Elizabeth McClendon LaMair	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/8/2011	00247456 RP	1404	343

Barbara Ann Summitt	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/25/2011	00247457 RP	1404	345

John McClendon III	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/5/2011	00247454 RP	1404	339

Mark T. Chalker	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/26/2011	00244950 RP	1391	252

EXHIBIT “A” Page 4 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Ruby A. Carr	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/3/2011	00244939 RP	1391	230

Johnnie Jozwiak, and wife Betty Jozwiak	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/1/2011	00244938 RP	1391	228

Patricia Gail Midkiff	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/20/2012	00249690 RP	1416	23

Joseph Edward Crowhurst and wife, Frances Crowhurst, as legal guardians with retained executive mineral rights for Kali Jo Crowhurst, a minor	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/3/2012	00249993 RP	1417	815

Gloria Sue Burr and husband, Dwight M. Burr	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/2/2011	00244949 RP	1391	250

Horace H. Barnett and wife, Patti Barnett	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/8/2011	00247652 RP	1405	476

JRM Family Limited Partnership, James R. Moody, Managing Partner	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/29/2011	00244940 RP	1391	232

Norman Haynes and wife, Delores Haynes	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/17/2011	00246313 RP	1398	87

EXHIBIT “A” Page 5 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Oversa Haynes Gilbert, dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/7/2011	00246888 RP	1401	503

Roy Wayne Lively and wife, Janie W. Lively	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/16/2011	00246196 RP	1397	418

Charles R. Harrison,Individually and as an Agent and Attorney-In-Fact for the Heirs of Harold G. Harrison	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/26/2011	00247237 RP	1403	256

Georgana H. Marek and David B. Marek, husband and wife, dealing herein with her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/26/2011	00247239 RP	1403	262

Phillip B. Harrison and Jeanette G. Harrison, husband and wife, dealing herein with his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/26/2011	00247238 RP	1403	259

Julie H. Tegeler and Larry W. Tegeler, husband and wife, dealing herein with her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/26/2011	00247236 RP	1403	253

Mary D’Layne Fargason	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/11/2012	00248295 RP	1409	188

David Harrison McIntyre	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/11/2012	00248296 RP	1409	190

EXHIBIT “A” Page 6 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Clarence Porter II	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/27/2011	00247648 RP	1405	468

Jo Ann Wilson Freeman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/18/2011	00247651 RP	1405	474

Artie Mae Wilson Preadon and Margaret Louise Burnett Wilson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/18/2011	00247309 RP	1403	628

Roy Lee Wilson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/18/2011	00247310 RP	1403	629

Robert Roger Wilson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/18/2011	00247649 RP	1405	470

Taj Divad Porter	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/5/2012	00248297 RP	1409	192

Clarence M. Porter, M.D.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/5/2012	00248298 RP	1409	194

Joe Edd Hall, Agent and Attorney- in- Fact for Margaret Ann Hall	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/30/2011	00247337 RP	1403	729

EXHIBIT “A” Page 7 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Steve M. Perkins	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/30/2011	00247336 RP	1403	727

Mark T.Chalker	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/29/2011	00248242 RP	1408	764

Benfer, Arthur & Shirely (assignment via Tayland Resources, LLC)	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/16/2009	00248780 RP	1411	606

Turner, Deborah Segler (assignment via Tayland Resources, LLC)	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/14/2009	00248780 RP	1411	606

Goldman, Etta Arleene (assignment via Tayland Resources, LLC)	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/9/2009	00248780 RP	1411	606

Donald Crowson and wife, Dorothy Crowson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/29/2011	00249258 RP	1413	534

Dennis Crowson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/10/2012	00249256 RP	1413	530

David Crowson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/10/2012	00249375 RP	1414	191

EXHIBIT “A” Page 8 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Goodrum, Kenneth & Shirley	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/11/2012	00249376 RP	1414	193

Lynda L. Goodrum	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/14/2012	00249257 RP	1413	532

Taylor, Richard and Jacquelyn	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/11/2012	00249377 RP	1414	195

William Eugene Hill	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/25/2012	00249400 RP	1414	329

Eugena Scott, a/k/a Eugenia Scott, a married woman dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/9/2012	00249401 RP	1414	331

Robert Lee Smith and wife, Gwendolyn J. Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/14/2012	00250052 RP	1418	174

James C. Boone, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/17/2012	00250053 RP	1418	177

Frederick J. Boone	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/17/2012	00250051 RP	1418	171

EXHIBIT “A” Page 9 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Margaret Ann Thigpin	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/14/2012	00249681 RP	1415	847

Knud I. Bruun Family Properties, Ltd., Lance K. Bruun, General Partner, Lance K. Bruun, individually as his sole and separate property, and Marla Bruun Maxwell Dennis, as her sole and	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/28/2012	00249941 RP	1417	559

Barbara Fitzsimmons	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/27/2012	00249942 RP	1417	562

Mary N. Linnenberg	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/27/2012	00250520RP	1420	801

Janet Edwards Landry	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/6/2012	00250617 RP	1421	320

Tom P. True, Sr. and Ina True	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/28/2012	00250559 RP	1421	135

Bank of America N.A., Trustee under Deed dated January 1, 1984, by George Sealy, et al.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/16/2012	00249689 RP	1416	19

Michael Harris Rigby	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/27/2012	00249992 RP	1417	813

EXHIBIT “A” Page 10 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Michael Harris Rigby and Jennie Rigby	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/27/2012	00249990 RP	1417	809

Kevin Harris Rigby	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/27/2012	00249991 RP	1417	811

Nancy Rigby Stevenson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/27/2012	00250359RP	1419	833

Nancy Rigby Stevenson as legal guardian of Bonnie L. Rigby	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/27/2012	00250358RP	1419	831

Robert Lys and wife, Bessie Ann Lys	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/4/2012	TBD	TBD	TBD

Gibbs Brothers & Company, L.L.C.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	6/1/2012	00250557 RP	1421	125

Nicholas E.Hemken and wife Roberta Hemken	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/15/2011	00243889 RP	1386	42

Raymond L. Kirk and wife, Barbara A. Kirk	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/13/2011	00243888 RP	1386	40

EXHIBIT “A” Page 11 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
William Ernest Cannon, Jr. and wife, Sharon W. Cannon	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/6/2011	00243478 RP	1383	288

Sharon W. Cannon, Dealing in her separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/6/2011	00243479 RP	1383	290

Carl L. Cannon and wife Lisa Cannon	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/27/2011	00243738 RP	1384	574

Douglas Bruce Hart	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/12/2011	00244567 RP	1389	428

Charles Bruce Hart	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/7/2011	00244568 RP	1389	430

James Otis Carter and wife Tracy L. Carter	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/20/2011	00243870 RP	1385	767

Linda Joyce Fostinis and husband, Michael N. Fostinis	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/6/2011	00243737 RP	1384	572

Truett E. Wells	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/6/2011	00243869 RP	1385	765

EXHIBIT “A” Page 12 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Bobbie M. Rigby, Trustee of The Edwin C. Rigby and Bobbie M. Rigby Revocable Living Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/10/2011	00245440 RP	1393	537

David Lee Callaham and Eva Jean Callaham Revocable Living Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	7/6/2011	00244160 RP	1387	493

Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Rita Mathilde Smart Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/7/2011	00245148 RP & 00248507 RP	1392 & 1410	332 & 377

Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Margaret A. Foreman Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/7/2011	00245147 RP & 00248506 RP	1392 & 1410	330 & 374

Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Nancy Leona DuFresne Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/7/2011	00245146 RP & 00248508 RP	1392 & 1410	328 & 380

Hobson Gray and wife, Joyce Gray	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/30/2010	00239381 RP	1359	530

Gurrola Cattle Company, a Texas General Partnership, composed of Charles A. Gurrola, Charles J. Gurrola, and Kenneth P. Gurrola, Managing General Partner	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/11/2010	00239401 RP	1359	605

Charles A. Gurrola and wife, Nicoloza Gurrola	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/12/2010	00239400 RP	1359	600

EXHIBIT “A” Page 13 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Martha J. Grotlisch	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/17/2010	00239380 RP	1359	257

Kent McGilberry	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/11/2010	00239358 RP	1359	439

Troy Price aka Troy M. Price aka Troy Michael Price, and wife, Virginia A. Price	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/19/2010	00239403 RP	1359	613

J.C. Thompson and wife, Teri Thompson	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/21/2011	00240692 RP	1367	14

Mary Lois Chapman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/11/2010	00239355 RP	1359	427

Scott McGilberry	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/11/2010	00239356 RP	1359	431

Henry F. Lindley	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/3/2010	00239368 RP	1359	478

Helen Karuba	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/7/2010	00239369 RP	1359	481

EXHIBIT “A” Page 14 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
W. Le Grande Fuqua	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/10/2010	00239370 RP	1359	484

Marie E. Fuqua	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/10/2010	00239371 RP	1359	487

Herbert Schulze	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/20/2011	00242943 RP	1380	399

Ernest O. Perry, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/21/2011	00242944 RP	1380	402

Carl A. Cauthen	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/23/2012	00249407 RP	1414	355

Curtis C. Cauthen	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/13/2012	00248916 RP	1412	154

Tyler Bartlett Jackson, Individually, and Madeline B. Jackson, as Trustee of the Tyler Bartlett Jackson Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/25/2010	00239402 RP	1359	610

Jerry C. Dyer and Joyce F. Dyer, Life Estate Tenants, and Jeffery K. Dyer and Krista J. Dyer, as Remaindermen	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/20/2010	00239373 RP	1359	494

EXHIBIT “A” Page 15 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Jeffery K. Dyer and Krista J. Dyer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/20/2010	00239372 RP	1359	490

David W. Burns	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/15/2011	00241920 RP	1374	147

Bobbie S. Burns, Trustee for The Bobbie S. Burns Family Living Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/15/2011	00241921 RP	1374	151

John Michael Peteete and Rebecca Herman Peteete, Co-Trustees of the James L. Peteete and the Clarice E. Peteete Irrevocable Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/12/2011	00240691 RP	1367	9

Darell Dyer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/3/2010	00239393 RP	1359	576

Eddie Dyer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/28/2010	00239394 RP	1359	580

Tommie D. Maynard	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00239405 RP	1359	622

Bill Glidden	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00239408 RP	1359	632

EXHIBIT “A” Page 16 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Mary Lois Chapman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/28/2010	00239382 RP	1359	534

Will D. Smith Company Inc.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/21/2010	00239375 RP	1359	505

Joel Dyer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/5/2010	00239388 RP	1359	556

Terence L. Dreher and Pauline G. Dreher	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/24/2010	00239378 RP	1359	519

Johnny Bruce Poteete, dealing in his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/21/2011	00240690 RP	1367	5

Ira Jene Jackson and Gail G. Jackson, husband & wife	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/13/2011	00240689 RP	1367	1

Joy Strawn Truelock, dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239397 RP	1359	591

Candi Todaro Frazier, dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239398 RP	1359	594

EXHIBIT “A” Page 17 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Norma Rae Saxton, by and thru her agent and attorney-in-fact, William Harold Saxton, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239399 RP	1359	597

Eva McDougald	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/17/2010	00239376 RP	1359	510

Chester McDougald	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/21/2010	00239384 RP	1359	542

Mary Lois Chapman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/6/2010	00239354 RP	1359	423

Scott McGilberry	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/7/2010	00239357 RP	1359	435

Jim Hale	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/13/2010	00239361 RP	1359	450

Kenneth Eugene Gilbert, dealing in his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	2/24/2011	00240957 RP	1368	483

Terence L. Dreher and Pauline G. Dreher	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/24/2010	00239379 RP	1359	523

EXHIBIT “A” Page 18 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Helen Christine Crawford	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/24/2010	00239362 RP	1359	454

K & K Real Estate, Ltd.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239396 RP	1359	587

Henry M. Hargrave and wife, Paula A. Hargrave	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/30/2010	00239383 RP	1359	537

Annette Honea Wells, Estate of, as Lessor, and herein represented by Joe Myrl Wells, Jr. in his capacity as Independent Executor	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/15/2010	00240682 RP	1366	825

Carolyn Jean Lehoski	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/31/2011	00242946 RP	1380	408

Linda Ann Emery	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/31/2011	00242947 RP	1380	411

Melba Jean White	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/27/2011	00242948 RP	1380	414

Bernice L. Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/10/2010	00240688 RP	1366	845

EXHIBIT “A” Page 19 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Fred H. McGillberry III	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/27/2010	00239363 RP	1359	459

Terence L. Dreher and Pauline G. Dreher	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/24/2010	00239377 RP	1359	514

Ronald David Spivey	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/14/2011	00241916 RP	1374	129

Gary Wayne Spivey	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/14/2011	00241917 RP	1374	135

David Odell Landers	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/3/2010	00240684RP	1366	833

John H. Ford and wife, Sheila Ford	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/25/2011	00242274 RP	1376	281

Myra Loyce Dyer, Estate of, as Lessor, herein represented by Larry Michael Dyer, in his capacity as Executor	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/30/2010	00240685 RP	1366	836

Faber Francis McMullen, III “Trust GST Exempt”, as Lessor herein represented by Faber Francis McMullen, III in his capacity as Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/2/2010	00240686 RP	1366	839

EXHIBIT “A” Page 20 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Stephen Wayne Woodall	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239409 RP	1359	636

Della Woodall Turner	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239410 RP	1359	640

Mitchel A. Mize	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/25/2011	00242945 RP	1380	405

Trudy Ann Mize Roach	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/25/2011	00244074 RP	1387	95

Glenn R. Harmon and wife, Betty L. Harmon	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	3/29/2011	00241776 RP	1373	390

Norma Florene Tyer	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	5/25/2011	00243170 RP	1381	602

University of Mary Hardin-Baylor, acting by and through Baptist Foundation of Texas, its agent and attorney-in-fact	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/24/2010	00241774 RP	1373	386

Rodney Robert Poe, and wife, Yvonne Poe	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/6/2010	00239387 RP	1359	553

EXHIBIT “A” Page 21 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Curtis Cauthen	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/27/2010	00239366 RP	1359	471

Doyle G. Callender	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/22/2010	00239390 RP	1359	564

John K. Callender	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/22/2010	00240670 RP	1366	782

Kyle J. Callender	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/22/2010	00240669 RP	1366	780

Cambrey B. Lindsay	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/22/2010	00240671 RP	1366	784

Connie Lindsay	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/22/2010	00240672 RP	1366	786

Randy Feriante, dealing herein with his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/17/2010	00239407 RP	1359	629

Thomas Allen Poe, Jr., and wife, Lila Kathleen Poe	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/6/2010	00239386 RP	1359	550

EXHIBIT “A” Page 22 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Dan M. Smith	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/28/2010	00239385 RP	1359	546

Will D. Smith Company Inc.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/21/2010	00239374 RP	1359	499

Ben L. DeMarco	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/13/2010	00239360 RP	1359	446

Mabel D. Stubbs	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/25/2011	00243171 RP	1381	605

Hazel Weidman, widow of Hubert Weidman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/12/2010	00239389 RP	1359	561

Margaret A. Hyman, a widow	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/25/2010	00239359 RP	1359	443

MCRP Interests, LTD., a Texas Limited Partnership	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239406 RP	1359	626

Charles P. Lewis, and wife, Betty Ann Lewis	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/10/2010	00240680 RP	1366	817

EXHIBIT “A” Page 23 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Kathryn Truehitt	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/14/2011	00241918 RP	1374	141

Leon V. Klenk and Lavern S. Klenk	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/5/2010	00239391 RP	1359	568

Troy Price , Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/20/2010	00239404 RP	1359	618

Kenneth Eugene Gilbert, dealing in his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/12/2011	00241777 RP	1373	394

Michael L. Baskin and wife, Linda M. Baskin	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/22/2010	00240683 RP	1366	829

Jerry Cole, Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240677 RP	1366	805

James Dishongh	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239414 RP	1359	655

Jean Callender Ramsey	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240666 RP	1366	768

EXHIBIT “A” Page 24 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Helen L. Cole and husband, Jerry A. Cole	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240673 RP	1366	788

Kay Callender Evans	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240667 RP	1366	772

Curtis Dishongh	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239413 RP	1359	651

Paula Tadlock Jankowski	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239415 RP	1359	659

John J. Milligan	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/23/2010	00240679 RP	1366	813

Jean Callender Ramsey	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240665 RP	1366	764

Billy Joe Wells and wife, Brenda Kay Wells	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/20/2010	00239364 RP	1359	463

Fred H. McGilberry Ratification by BAPTIST FOUNDATION	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/27/2011	00241775 RP	1373	388

EXHIBIT “A” Page 25 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Rayburn Wayne Fuller and wife, Frances G. Fuller	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/30/2010	00239367 RP	1359	475

Jim Hale	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/14/2011	00241919 RP	1374	144

Tommy Dudley	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/15/2011	00241922 RP	1374	155

Carl Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/19/2011	00242073 RP	1375	132

Jerry A. Cole and wife, Helen L. Cole	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/5/2010	00240676 RP	1366	800

Arnald Ray Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/19/2011	00242275 RP	1376	285

James C. Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/19/2011	00242075 RP	1375	142

Jerald L. Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/19/2011	00242076 RP	1375	147

EXHIBIT “A” Page 26 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Ronnie G. Brown	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	4/19/2011	00242074 RP	1375	137

Larry Kolb, II and wife Jill Kolb	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/13/2010	00239395 RP	1359	584

Charles Fred Walden, as Agent and Attorney-in-Fact for Ray Q. Neff, Widower	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	9/7/2010	00239365 RP	1359	468

P.D. and F.J. Hamilton Living Trust, as Lessor and herein represented by P.D. Hamilton and Florine J. Hamilton in their capacity as Trustees	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/27/2010	00239412 RP	1359	647

Lisa Klenk Dreher	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/5/2010	00239392 RP	1359	573

Jerry A. Cole and wife, Helen L. Cole	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240675 RP	1366	796

Jerry A. Cole, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240678 RP	1366	809

Candler Family Living Trust dated June 9, 2003, as amended	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/28/2010	00240664 RP	1366	760

EXHIBIT “A” Page 27 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
J.C. Thompson and wife, Teri Thompson, as Remaindermen	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	1/21/2011	00240693 RP	1367	18

Helen L. Cole and husband, Jerry A. Cole	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240674 RP	1366	792

Kay Callender Evans	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00240668 RP	1366	776

Leonard W. Truett	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/26/2010	00239416 RP	1359	663

Johnnie G. Truett	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/26/2010	00239417 RP	1359	667

Walter K. Truett	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	10/18/2010	00239418 RP	1359	671

Curtis Cauthen Ratification by BAPTIST FOUNDATION	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	8/27/2010	00239366 RP &	1359 & 1373	471 & 384

Catharine Johnson Rowe	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	11/22/2010	00240681 RP	1366	821

EXHIBIT “A” Page 28 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Donnie P. Gannaway	ENERGY & EXPLORATION PARTNERS, LLC	Grimes	12/10/2010	00240687 RP	1366	842

Charles M. Baker & wife, Janis Jo Baker, Charles Heath Baker & Jessica Baker (assignment via Weber Energy Corporation)	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	8/23/2010	00248781 RP	1411	612

Krista M. Bryant (assignment via Weber Energy Corporation)	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	9/24/2010	00248781 RP	1411	612

EXHIBIT “A” Page 29 of 32

GRIMES CO AND MADISON CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Covington, Paul and Vivian	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	5/25/2011	00244021 RP & 70545 OR	1386 & 1108	663 & 120

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Rita Mathilde Smart Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249253 RP & 73917 OR	1413 & 1151	524 & 138

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Forman Trust for Margaret A. Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249250 RP & 73916 OR	1413 & 1151	518 & 135

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Leona Dufresne Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249251 RP & 73915 OR	1413 & 1151	520 & 132

Michael W. Elley, Trustee of the Kenneth Darryll Dufresne Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249252 RP & 73914 OR	1413 & 1151	522 & 129

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of George Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249254 RP & 73913 OR	1413 & 1151	526 & 126

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of John Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249255 RP & 73912 OR	1413 & 1151	528 & 123

William J. Montgomery and wife Florence A. Montgomery	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	7/18/2011	00243871 RP & 70118 OR	1385 & 1102	768 & 272

EXHIBIT “A” Page 30 of 32

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Roger Lee Callender	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	7/6/2011	00243736 RP & 72512 OR	1384 & 1133	571 & 140

Robert L. Eichenour and Daniel L. Eichenour, Individually and as Partners of Diamond E, L.L.C.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249373 RP & 74114 OR	1414 & 1154	184 & 250

Gregory Drilling Fluid, Inc.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	11/1/2010	00239411 RP & 71251 OR	1359 & 1116	644 & 193

Louis D. Heinze and wife Nelda Heinze	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	1/24/2011	00241770 RP & 68444 OR	1373 & 1081	375 & 107

Darlene Bishop	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/7/2011	00241771 RP & 68445 OR	1373 & 1081	378 & 111

Brian Keith Bishop	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/7/2011	00241772 RP & 68446 OR	1373 & 1081	381 & 115

Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	7/29/2011	71476 OR & 00244959 RP	1119 & 1391	62 & 270

Charles M. Baker & wife, Janis Jo Baker	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/14/2012	00249374 RP & 74113 OR	1414 & 1154	178 & 245

EXHIBIT “A” Page 31 of 32

GRIMES CO AND MADISON CO AND WALKER CO, TEXAS

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Heath Ranch Partnership	ENERGY & EXPLORATION PARTNERS, LLC	Grimes, Madison & Walker	2/9/2012	73425 OR & 00249169 RP & 00002536 OR	1144 & 1413 & 1018	223 & 169 & 683

EXHIBIT “A” Page 32 of 32

EXHIBIT A

MADISON CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Joe Gus Andrews and wife, Barbara Annette Andrews	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2011	68339 OR	1080	57

Charles Kenneth Andrews and wife, Mary Jane Andrews	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2011	68337 OR	1080	48

Ronald E. Bartee and wife Roslyn C. Bartee	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2011	68285 OR	1079	186

Steven Russell Andrews and wife, Anita Levonne Andrews	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2011	68338 OR	1080	53

Ezell Johnson, Jr.,and wife Minnie P. Johnson	ENERGY & EXPLORATION PARTNERS, LLC	Madison	6/6/2011	71477 OR	1119	65

Helen Dean Allen	ENERGY & EXPLORATION PARTNERS, LLC	Madison	4/19/2011	69214 OR	1092	111

Darrell L. and wife, Donna Rhena Whitlow	ENERGY & EXPLORATION PARTNERS, LLC	Madison	4/19/2011	69349 OR	1093	237

Ellis Rudy	ENERGY & EXPLORATION PARTNERS, LLC	Madison	7/8/2011	70029 OR	1101	242

EXHIBIT “A” Page 1 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Bryce H Smith and wife, Mary Lynn Wells Smith	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/31/2011	69621 OR	1096	313

Mary Lynn Wells Smith	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/31/2011	69620 OR	1096	310

Paul David Covington and wife, Vivian Doyle Covington	ENERGY & EXPLORATION PARTNERS, LLC	Madison	6/14/2011	70246 OR	1104	261

Dale Van Dean and wife, Sylvia Garrett Dean	ENERGY & EXPLORATION PARTNERS, LLC	Madison	6/16/2011	71002 & 70998 OR	1113 & 1113	215 & 204

W.R. Goodrum, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	70988 OR	1113	174

Harold Wayne Goodrum	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	70987 OR	1113	171

Don J. Ekvall and wife, Mary U. Ekvall	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/1/2011	70451 OR	1107	84

Mary Nell Kennedy	ENERGY & EXPLORATION PARTNERS, LLC	Madison	11/11/2011	73494 OR	1145	253

EXHIBIT “A” Page 2 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Carol J. Tidwell	ENERGY & EXPLORATION PARTNERS, LLC	Madison	11/11/2011	73495 OR	1145	256

Margaret Nan Nowlin	ENERGY & EXPLORATION PARTNERS, LLC	Madison	11/11/2011	73493 OR	1145	250

Pettit, Anne C.	ENERGY & EXPLORATION PARTNERS, LLC	Madison	1/6/2012	73919 OR	1151	144

Rollan Charles Park	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/3/2012	73918 OR	1151	141

Glen Iris Capo	ENERGY & EXPLORATION PARTNERS, LLC	Madison	4/6/2012	74557 OR	1159	264

Loraine Kuehn, a widow	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/9/2011	70989 OR	1113	177

Neil Lindsey	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	70991 OR	1113	183

J.B. Whearley and wife, Evelyn Whearley	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/9/2011	71000 OR	1113	210

EXHIBIT “A” Page 3 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Neil Lindsey	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	70992 OR	1113	186

Gary Burtis Lindsey	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	71985 OR	1126	154

Neil Lindsey and Gary Burtis Lindsey	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/5/2011	70990 OR	1113	180

T.C. King, Jr., and wife Margie A. King ENERGY &	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/12/2011	70993 OR	1113	189

Sue Lisbeth Cannon, a widow	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/16/2011	70994 OR	1113	192

Gary L. Dossett	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/11/2011	79997 OR	1113	201

Stephen Andrew Dossett	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/11/2011	70996 OR	1113	198

Joseph E. Dossett	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/11/2011	71532 OR	1119	303

EXHIBIT “A” Page 4 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/10/2011	70995 OR	1113	195

Sharon Ann Renfro	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/18/2011	70985 OR	1113	165

James C. Wells	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/16/2011	70986 OR	1113	168

Steven R. Wells	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/16/2011	71519 OR	1119	257

Thomas J. Poole and wife, Billie Joyce Poole	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/25/2011	71001 OR	1113	213

Mary Lynn Smith	ENERGY & EXPLORATION PARTNERS, LLC	Madison	11/23/2011	71984 OR	1126	151

Heber E. Foster	ENERGY & EXPLORATION PARTNERS, LLC	Madison	9/13/2011	70999 & 74525 OR	1113 & 1159	207 & 143

William Keith West and wife, Courtney Ann West	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/18/2011	71968 OR	1126	84

EXHIBIT “A” Page 5 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
June R. Bevers	ENERGY & EXPLORATION PARTNERS, LLC	Madison	9/21/2011	73197 OR	1141	74

Dennis L. McWhorter and wife, Karen I. McWhorter and Karen I. McWhorter a/k/a Glenda Karen Isbell McWhorter, dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Madison	1/1/2012	74263 OR	1156	142

Clinton H. Isbell, dealing in his sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Madison	1/1/2012	74524 OR	1159	140

Frances L. Isbell, a widow	ENERGY & EXPLORATION PARTNERS, LLC	Madison	1/1/2012	74523 OR	1159	137

Lee Stanton Isbell, dealing in his sole and separat e property	ENERGY & EXPLORATION PARTNERS, LLC	Madison	1/1/2012	74522 OR	1159	134

Patrick J. Bullard and wife, Marsha L. Bullard (assignment via P.L.E., Inc.)	ENERGY & EXPLORATION PARTNERS, LLC	Madison	11/12/2010	73819 OR	1149	273

Grall Ranch, LTD. (assignment via P.L.E., Inc.)	ENERGY & EXPLORATION PARTNERS, LLC	Madison	8/13/2010	73819 OR	1149	273

Sarah Thompson Smith, a married woman dealing in her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Madison	12/1/2011	73336 OR	1143	200

EXHIBIT “A” Page 6 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
M.Y. Vick Deduction Trust—Non-Exempt, Diana B. Vick, Trustee	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/10/2012	73692 OR	1147	340

Joy Addison	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2012	74828 OR	1163	153

Dona Skains	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2012	74829 OR	1163	156

Bradley Louis Mathis	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/16/2012	74902 OR	1164	136

NevJon Properties, LLC, a Texas Limited Liability Company	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/18/2012	47680 OR	1161	176

James Brett Kindred	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/23/2012	74988 OR	1165	177

Zane A. Kindred	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/23/2012	74987 OR	1165	174

Tommy Parker, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/18/2012	74824 OR	1163	143

EXHIBIT “A” Page 7 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Patrick D. George	ENERGY & EXPLORATION PARTNERS, LLC	Madison	3/10/2012	74941 OR	1164	337

James Brett Kindred	ENERGY & EXPLORATION PARTNERS, LLC	Madison	3/10/2012	74990 OR	1165	183

Zane A. Kindred	ENERGY & EXPLORATION PARTNERS, LLC	Madison	3/10/2012	74989 OR	1165	180

Richard J. Herman and wife, Carol A. Herman a/k/a Carol Ann Herman	ENERGY & EXPLORATION PARTNERS, LLC	Madison	2/29/2012	74904 OR	1164	141

Linnie M. Stone	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/10/2012	74944 OR	1164	343

Norman Morris and wife, Susanne Morris	ENERGY & EXPLORATION PARTNERS, LLC	Madison	5/30/2012	74887 OR	1164	66

Ottis Wayne Collard	ENERGY & EXPLORATION PARTNERS, LLC	Madison	7/20/2011	70252 OR	1104	283

William O. Collard	ENERGY & EXPLORATION PARTNERS, LLC	Madison	7/20/2011	70253 OR	1104	285

EXHIBIT “A” Page 8 of 12

GRIMES CO AND MADISON CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Covington, Paul and Vivian	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	5/25/2011	00244021 RP & 70545 OR	1386 & 1108	663 & 120

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Rita Mathilde Smart Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249253 RP & 73917 OR	1413 & 1151	524 & 138

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Forman Trust for Margaret A. Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249250 RP & 73916 OR	1413 & 1151	518 & 135

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Leona Dufresne Living Trust No. 1	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249251 RP & 73915 OR	1413 & 1151	520 & 132

Michael W. Elley, Trustee of the Kenneth Darryll Dufresne Trust	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249252 RP & 73914 OR	1413 & 1151	522 & 129

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of George Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249254 RP & 73913 OR	1413 & 1151	526 & 126

Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of John Forman	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249255 RP & 73912 OR	1413 & 1151	528 & 123

William J. Montgomery and wife Florence A. Montgomery	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	7/18/2011	00243871 RP & 70118 OR	1385 & 1102	768 & 272

EXHIBIT “A” Page 9 of 12

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Roger Lee Callender	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	7/6/2011	00243736 RP & 72512 OR	1384 & 1133	571 & 140

Robert L. Eichenour and Daniel L. Eichenour, Individually and as Partners of Diamond E, L.L.C.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/8/2012	00249373 RP & 74114 OR	1414 & 1154	184 & 250

Gregory Drilling Fluid, Inc.	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	11/1/2010	00239411 RP & 71251 OR	1359 & 1116	644 & 193

Louis D. Heinze and wife Nelda Heinze	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	1/24/2011	00241770 RP & 68444 OR	1373 & 1081	375 & 107

Darlene Bishop	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/7/2011	00241771 RP & 68445 OR	1373 & 1081	378 & 111

Brian Keith Bishop	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/7/2011	00241772 RP & 68446 OR	1373 & 1081	381 & 115

Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENERGY & EXPLORATION PARTNERS, LLC	Madison	7/29/2011	71476 OR & 00244959 RP	1119 & 1391	62 & 270

Charles M. Baker & wife, Janis Jo Baker	ENERGY & EXPLORATION PARTNERS, LLC	Grimes & Madison	2/14/2012	00249374 RP & 74113 OR	1414 & 1154	178 & 245

EXHIBIT “A” Page 10 of 12

WALKER CO AND MADISON CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Krista Bryant	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	4/29/2011	68987 OR & 00003595 OR	1088 & 982	6 & 479

Janis Baker, a married woman dealing herein with her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	5/3/2011	68988 OR & 00003594 OR	1088 & 982	9 & 477

Barbara Buie	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	10/27/2010	00002916 OR & 72510 OR	979 & 1133	427 & 133

Jessica Baker Trust and the Heath Baker Trust, Krista Bryant and Barbara Buie, Co-Trustees	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	5/18/2011	00005630 OR & 72511 OR	991 & 1133	697 & 136

EXHIBIT “A” Page 11 of 12

GRIMES CO AND MADISON CO AND WALKER CO, TEXAS

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Heath Ranch Partnership	ENERGY & EXPLORATION PARTNERS, LLC	Grimes, Madison & Walker	2/9/2012	73425 OR & 00249169 RP & 00002536 OR	1144 & 1413 & 1018	223 & 169 & 683

EXHIBIT “A” Page 12 of 12

EXHIBIT A

WALKER CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Paul David Covington	ENERGY & EXPLORATION PARTNERS, LLC	Walker	8/17/2011	00005586 OR	991	529

Earl G. Covington, Jr.	ENERGY & EXPLORATION PARTNERS, LLC	Walker	8/17/2011	00005587 OR	991	531

Mary Zina Covington Arnold	ENERGY & EXPLORATION PARTNERS, LLC	Walker	8/17/2011	00005949 OR	993	90

Bank of America N.A., Trustee under Deed dated January 1, 1984, by George Sealy, et al.	ENERGY & EXPLORATION PARTNERS, LLC	Walker	4/16/2012	00003715 OR	1024	301

EXHIBIT “A” Page 1 of 2

WALKER CO AND MADISON CO

LESSOR	LESSEE	COUNTY	LEASE DATE	INSTRUMENT NUMBER	VOLUME	PAGE
Krista Bryant	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	4/29/2011	68987 OR & 00003595 OR	1088 & 982	6 & 479

Janis Baker, a married woman dealing herein with her sole and separate property	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	5/3/2011	68988 OR & 00003594 OR	1088 & 982	9 & 477

Barbara Buie	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	10/27/2010	00002916 OR & 72510 OR	979 & 1133	427 & 133

Jessica Baker Trust and the Heath Baker Trust, Krista Bryant and Barbara Buie, Co-Trustees	ENERGY & EXPLORATION PARTNERS, LLC	Madison & Walker	5/18/2011	00005630 OR & 72511 OR	991 & 1133	697 & 136

EXHIBIT “A” Page 2 of 2

EXHIBIT B

FORM OF OVERRIDING ROYALTY INTEREST CONVEYANCE

See attached.

Prepared by: Kraig Grahmann Haynes and Boone, LLP 1221 McKinney, Suite 2100 Houston, TX 77010 (713) 547-2048	Return to: Cameron Bettis Haynes and Boone, LLP 1221 McKinney, Suite 2100 Houston, TX 77010 (713) 547-2519

OVERRIDING ROYALTY INTEREST CONVEYANCE

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF [ ]	§

This Overriding Royalty Interest Conveyance (this “Conveyance”) is made, effective as of [            ] (the “Effective Date”), from ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company (“Grantor”), to GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company (“Grantee”), acting in its capacity as Administrative Agent for the lenders that are from time to time party to the Credit Agreement (the “Lenders”) (all capitalized terms herein not otherwise defined in the body of this Conveyance are defined in the Appendix to this Conveyance).

GRANT OF OVERRIDING ROYALTY INTEREST

For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, Grantor has bargained, sold, conveyed, transferred, assigned and delivered, and by these presents does hereby bargain, sell, convey, transfer, assign and deliver unto Grantee, a royalty interest comprised of the Overriding Royalty Interest in and to the Oil, Gas, Gas Liquids and other hydrocarbons in and under and that may be produced and saved from the Subject Leases.

TO HAVE AND TO HOLD the Overriding Royalty Interest, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns, forever, subject, however, to the following terms and provisions.

OVERRIDING ROYALTY INTEREST

2.1 Overriding Royalty Interest. The overriding royalty interest (the “Overriding Royalty Interest”) shall be equal to [            ] percent ([            ]%) in all Oil, Gas, Gas Liquids and other hydrocarbons that are produced, saved and marketed from those certain leases, the lands covered by the leases (the “Lands”) and wells more particularly described in the attached Exhibit A (the “Subject Leases”). Grantor shall account to Grantee for the production of Oil, Gas, Gas Liquids and other hydrocarbons attributable to the Overriding Royalty Interest on the following basis, payable at first production from each of the Subject Leases (provided, however, that, with respect to wells that had been drilled as of the date of the Equity Letter, as defined in Section 5.9 hereof, the Overriding Royalty Interest shall be payable as of the Effective Date only):

(a) [            ] percent ([            ]%) of (1) the Oil produced and saved and (2) distillate and condensate Gas Liquids recovered from the Subject Leases, to be marketed by Grantor pursuant to Section 3.3; and

(b) On Gas produced and saved from the Subject Leases and sold on or off the Lands, [            ] percent ([            ]%) of the proceeds received by Grantor in such sale, regardless of the point of delivery, except that on Gas, produced from said Land and run to a plant for the recovering of Gas Liquids therefrom, the royalty shall be (1) [            ] percent ([            ]%) of the proceeds received by Grantor for the Gas Liquids removed from said Gas and sold at the plant or elsewhere and (2) [            ] percent ([            ]%) of the proceeds received by Grantor of the sale at the plant or elsewhere of the residue Gas remaining after the removal of such Gas Liquids.

(c) Notwithstanding anything to the contrary herein, the Overriding Royalty shall not be paid with respect to, or accrued upon, any Oil, Gas or other hydrocarbon substance (i) used for operating, development or production purposes upon the Lands or Subject Lease (provided that such use is prudent, or in the event Grantor is not the operator of such Subject Lease, Grantor has made reasonable efforts to cause such use to be prudent), (ii) unavoidably lost in the production from the Subject Lands or Subject Leases, or (iii) used in the manufacture of gasoline or other products on which the Overriding Royalty Interest is otherwise payable.

2.2 Application. The Overriding Royalty Interest shall also apply to the production of Oil, Gas, Gas Liquids and other hydrocarbons under the terms and provisions of any extension of any of the Subject Leases, as such or any new lease, which covers all or any portion of the Lands (to the extent such new lease covers the Lands), acquired by or for the benefit of Grantor, its successors and assigns, either prior to or within one (1) year after the expiration of such Subject Lease; provided, however, that no such new lease shall adversely affect any of Grantee’s rights hereunder in any material respect.

2.3 Proportionate Costs. The Overriding Royalty Interest shall be paid free of exploration, drilling, development, operating, production and other costs incurred in or attributable to the exploration and production of Oil, Gas and related hydrocarbons from said Leases. The Overriding Royalty Interest shall bear its proportionate cost of all post production expenses; provided that if any such allowable charges or expenses are paid to an Affiliate of Grantor, the amount deducted from the Overriding Royalty Interest shall not exceed the prevailing charges for similar services provided to non-Affiliates in the general area where the Leases are located. All ad valorem, production, severance, gathering and other taxes chargeable against the Overriding Royalty Interest shall be paid by Grantee.

2.4 Proportionate Reduction. If any Subject Lease covers less than the entire undivided mineral fee interest in the Lands covered thereby, then, with respect to such Subject Lease the Overriding Royalty Interest herein assigned shall be proportionately reduced to the proportion that the mineral fee interest in the Lands covered by such Subject Lease bears to the entire undivided mineral fee interest in said Lands. If Grantor owns less than all of the leasehold interest (working interest) in and to any Subject Lease, then in such event the Overriding Royalty Interest herein assigned with respect to such Subject Lease shall be proportionately reduced by the leasehold interest owned by Grantor at the time of this Conveyance.

OPERATION OF THE SUBJECT LEASES

3.1 Operations Standard. It is the express intent of Grantor and Grantee that the Overriding Royalty Interest shall constitute (and this Conveyance shall conclusively be construed for all purposes as creating) single, separate non-operating rights with respect to the Subject Leases for all purposes. Grantor and Grantee hereby expressly negate any intent to create (and this Conveyance shall never be construed as creating) a mining or other partnership or joint venture or other relationship subjecting Grantor and Grantee to joint liability. Nothing contained in this Conveyance shall be deemed to prevent or restrict Grantor from electing not to participate in any operations that are to be conducted under the terms of any operating agreement, unit operating agreement, contract for development, or similar instrument affecting or pertaining to the Subject Leases (or any portion thereof) and permitting consenting parties to conduct non-consent operations thereon if a reasonable and prudent operator, acting in conformity with sound field practices.

3.2 Pooling and Unitization. Grantor shall have the right to pool or unitize all or any of the Subject Leases, and/or commit any or all of the Subject Leases to one or more production sharing agreements, in whole or in part, as to any one or more of the formations or horizons thereunder, and as to any of the Subject Leases, when, in the reasonable judgment of Grantor, it is necessary or advisable to do so in order to form a drilling or proration unit, to facilitate the orderly development of the Subject Leases, to obtain a drilling permit or other regulatory approval for a well, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom or the terms of any Subject Lease. For purposes of computing the Overriding Royalty Interest, there shall be allocated to the Subject Leases included in such unit or production sharing agreement area a pro rata portion of the Oil, Gas, Gas Liquids and other hydrocarbons produced from the pooled unit or production sharing agreement area on the same basis that production from the pool, unit, or production sharing agreement area is allocated to other working interests in such pool or unit or royalties in such or production sharing agreement area. Grantor shall have the right and power to enlarge, reduce, dissolve, reform, or otherwise amend any unit, pool, or production sharing agreement area on the same basis as set forth in this Section 3.2 from time to time, and the Overriding Royalty Interest shall be bound by any such action. No single exercise of Grantor’s rights under this Section 3.2 shall exhaust such rights, or otherwise limit Grantor’s ability to subsequently exercise such rights.

3.3 Marketing. As between Grantor and Grantee, Grantor shall have exclusive charge and control of the marketing of all Oil, Gas, Gas Liquids and other hydrocarbons allocable to the Overriding Royalty Interest. Grantor shall market the Oil, Gas, Gas Liquids and other hydrocarbons allocable to the Overriding Royalty Interest in the same manner that it markets its Oil, Gas, Gas Liquids and other hydrocarbons and Grantor shall not be entitled to deduct any fee for marketing the Oil, Gas, Gas Liquids and other hydrocarbons.

3.4 Amendment of Leases. Grantor shall have the unrestricted right to renew, extend, modify, amend, or supplement the Subject Leases with respect to any of the lands covered thereby without the consent of Grantee; provided, that the Overriding Royalty Interest shall apply to all renewals, extensions, modifications, amendment, supplements and other similar arrangements (and/or interests therein) of the Subject Leases, whether or not such renewals, extensions modifications, amendment, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Grantor and no renewal, extension, modification, amendment, or supplementation shall adversely affect any of Grantee’s rights hereunder in any material respect. Grantor shall furnish Grantee with written notice of any renewal, extension, modification, amendment, or supplementation of any Subject Lease within thirty (30) days after Grantor has entered into the same, which notice shall specify the date thereof and the location and the acreage covered thereby.

3.5 Abandonment. Grantor shall have the right without the joinder of Grantee to release, surrender and/or abandon its interest in the Subject Leases, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Overriding Royalty Interest the same as though Grantee had joined therein insofar as the Overriding Royalty Interest covers the Subject Leases, or any part thereof or interest therein, so released, surrendered or abandoned by Grantor; provided, however, that, except as may be required by the terms of the Subject Leases or applicable Law, Grantor shall not release, surrender or abandon any Subject Lease unless and until Grantor has determined (as a reasonably prudent operator in the region with respect to its own properties, without regard to the existence of the Overriding Royalty Interest) that such Subject Lease will no longer produce Oil, Gas, Gas Liquids and other hydrocarbons in paying quantities. In the event any of the Subject Leases (or portion thereof, as applicable) should be released, surrendered or abandoned by Grantor pursuant to this Section 3.5, the Overriding Royalty Interest no longer shall apply to such Subject Leases (or such portion thereof, as applicable), but the Overriding Royalty Interest shall remain in full force and effect and undiminished as to all remaining Subject Leases (and the remainder portion of such Subject Leases).

3.6 No Personal Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS CONVEYANCE, GRANTEE SHALL NEVER PERSONALLY BE RESPONSIBLE FOR PAYMENT OF ANY PART OF THE COSTS, EXPENSES OR LIABILITIES INCURRED IN CONNECTION WITH THE EXPLORING, DEVELOPING, OPERATING AND MAINTAINING OF THE SUBJECT LEASES.

WARRANTY

4.1 Warranty. Grantor agrees to warrant and forever defend, all and singular, the Overriding Royalty unto Grantee, its successors and assigns, against all persons whomsoever claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise. Grantor also hereby transfers to Grantee by way of substitution and subrogation (to the fullest extent that same may be transferred), all rights or actions over and against all predecessors of title to the extent of the Grantee’s interest hereunder.

MISCELLANEOUS

5.1 Notices. All notices and other communications required or permitted under this Conveyance shall be in writing and, unless otherwise specifically provided, shall be delivered personally, by electronic transmission, by registered or certified mail, postage prepaid, or by delivery service for which a receipt is obtained, at the respective addresses of Grantor and Grantee shown below, and shall be deemed delivered on the date of receipt. Either party may specify its proper address or any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least fifteen (15) days prior to the effective date of such change of address. For purposes of notice, the addresses of Grantor and Grantee shall be as follows:

If to Grantor:	Energy & Exploration Partners, LLC 100 Throckmorton, Suite 1700 Fort Worth, TX 76102 Facsimile: (866) 398-5927 Attn: Hunt Pettit

If to Grantee:	Guggenheim Corporate Funding, LLC 135 East 57th Street, 6th Floor New York, New York 10022 Facsimile: (212) 644-8396 Attn: Kaitlin Trihn

With a copy to:	Guggenheim Corporate Funding, LLC 1301 McKinney, Suite 3105 Houston, Texas 77010 Fax: (713) 300-1339 Attn: Mike Beman

5.2 Amendments. This Conveyance may not be supplemented, amended, altered, or modified except pursuant to a written instrument executed by Grantor and Grantee.

5.3 Further Assurances. Grantor and Grantee shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances, and documents as may be required or reasonably requested by the other party to establish, maintain, or protect the respective rights and remedies of Grantor and Grantee and to carry out and effectuate the intentions and purposes of this Conveyance, provided in each case the same does not conflict with any provision of this Conveyance.

5.4 Waivers. The failure of Grantor or Grantee to insist upon strict performance of any provision hereof shall not constitute a waiver of or estoppel against asserting the right to require such performance in the future, nor shall a waiver or estoppel in any one instance constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

5.5 Governing Law. THIS CONVEYANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.6 Counterparts.

(a) Multiple counterparts of the Conveyance shall be retained by each of Grantor and Grantee and shall have been recorded in the counties where the Subject Leases are located. The counterparts are identical except that, to facilitate recordation, the counterpart recorded in each county may contain property descriptions relating only to the Subject Leases located in that county.

(b) If any Subject Leases are located in more than one county, the description of such Subject Leases may be included in any one or more counterparts prepared for recordation in separate counties, but the inclusion of the same property description in more than one counterpart of this Conveyance shall not be construed as having effected any cumulative, multiple, or overlapping interest in the Subject Leases in question.

5.7 Binding Effect. ALL THE COVENANTS AND AGREEMENTS OF GRANTOR HEREIN CONTAINED SHALL BE DEEMED TO BE COVENANTS RUNNING WITH GRANTOR’S INTEREST IN THE SUBJECT LEASES AND THE LANDS AFFECTED THEREBY. ALL OF THE PROVISIONS HEREOF SHALL INURE TO THE BENEFIT OF GRANTEE AND ITS SUCCESSORS AND ASSIGNS AND SHALL BE BINDING UPON GRANTOR AND ITS SUCCESSORS AND ASSIGNS AND ALL OTHER OWNERS OF THE SUBJECT LEASES OR ANY PART THEREOF OR ANY INTEREST THEREIN.

5.8 Changes in Ownership. No change of ownership of the Overriding Royalty shall be binding upon Grantor unless and until Grantor is furnished with recorded copies of the original documents evidencing such change. Upon receipt by Grantor of copies of the original documents evidencing a sale, conveyance, assignment or conveyance of the Overriding Royalty, Grantor shall deal with the purchaser or assignee in place of Grantee, and references herein to Grantee shall thereafter be deemed to be references to such purchaser or assignee.

5.9 Subject to Equity Letter. This Conveyance is made subject in all respects to that certain Equity Kicker letter agreement dated June 26, 2012 by and between Grantor and Guggenheim Corporate Funding, LLC (the “Equity Letter”), the terms of which are incorporated by reference herein. In the event of a conflict between the Equity Letter and this Conveyance, the terms of the Equity Letter shall control, to the extent of the conflict.

5.10 Joint Operating Agreements; Gas Balancing Agreements.

(a) Grantee acknowledges that Grantor may own undivided interests in certain of the Subject Leases, and may not be the operator of all of the Subject Leases. The acts or omissions of third Persons who are not Affiliates of Grantor shall not constitute a violation of the provisions of Article III hereof, nor shall any action required by a vote of working interest owners constitute such a violation, so long as Grantor uses reasonable efforts to causes such Persons to act in a manner consistent with the provisions of Article III.

(b) Grantor shall have the right and power, to commit its leasehold working interest in the Subject Leases to future joint operating, unit operating agreements, and gas balancing agreements if a reasonable and prudent working interest owner, acting in conformity with sound field practices would make such commitment. The Overriding Royalty Interest shall be bound by, and subject to the terms and provisions of, such agreements. In the event that Grantor becomes an underproduced party under any present or future gas balancing agreement, the Overriding Royalty Interest shall not be payable to Grantee with respect to any gas attributable to the interest of Grantor that is taken by a third Person. In the event that Grantor becomes an overproduced party under any present or future gas balancing agreement, the Overriding Royalty Interest shall not be payable to Grantee with respect to any “make up” gas that is taken by a third

Person. Notwithstanding the foregoing, the Overriding Royalty Interest shall be payable with respect to any “make up” gas taken and sold by Grantor as a result of its underproduction and any cash received by Grantor as a balancing of accounts.

[Signature Pages Follow]

EXECUTED effective for all purposes as of the Effective Date.

GRANTOR:

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit
President, Secretary and Treasurer

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this          day of                        ,             , by Hunt Pettit, the President, Secretary and Treasurer of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[type, stamp or print name]
NOTARY PUBLIC IN AND FOR
THE STATE OF TEXAS
Residing at County, Texas
My commission expires , 20

[SEAL]

Signature Page 1 to Overriding Royalty Interest Conveyance

GRANTEE:

GUGGENHEIM CORPORATE FUNDING, LLC a Delaware limited liability company,

By:
Name:
Title:

STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

This instrument was acknowledged before me on this      day of             ,         , by             , the              of Guggenheim Corporate Funding, LLC, a Delaware limited liability company, on behalf of said limited liability company.

NOTARY PUBLIC in and for
the State of New York

My Commission Expires:

(Printed Name of Notary Public)

Signature Page 2 to Overriding Royalty Interest Conveyance

APPENDIX

DEFINITIONS

Capitalized terms shall have the meaning given them in the Credit Agreement, unless otherwise defined as follows:

“Affiliate” shall mean with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term “control” (and the correlative terms “controlling,” “controlled by,” and “under common control”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Credit Agreement” means that certain Credit Agreement dated June 26, 2012, among Grantor, as borrower, Guggenheim Corporate Funding, LLC, as administrative agent (“Administrative Agent”), for the lenders party thereto to from time to time (the “Lenders”), and the Lenders, as the same may be modified, amended or supplemented from time to time.

“Gas” shall mean natural gas including casinghead gas and other gaseous hydrocarbons or minerals, including helium, but excluding any Gas Liquids.

“Gas Liquids” shall mean those natural gas liquids and other liquid hydrocarbons, including ethane, propane, butane and natural gasoline, and mixtures thereof, that are removed from a gas stream by the liquids extraction process of any field facility or gas processing plant and delivered by the facility or plant as natural gas liquids.

“Oil” shall mean crude Oil, condensate and other liquid hydrocarbons recovered by field equipment or facilities, excluding Gas Liquids.

“Person” shall mean any individual, partnership, limited liability company, corporation, trust, unincorporated association, governmental agency, subdivision, or instrumentality, or other entity or association.

Appendix - 1

Exhibit A

Subject Leases

See attached.

Exhibit A